EXHIBIT 10.117A

                            AMENDMENT NUMBER FIVE TO
                           LOAN AND SECURITY AGREEMENT


      THIS AMENDMENT NUMBER FIVE TO LOAN AND SECURITY AGREEMENT (the "Amendment No. 5") is entered into as of June 15, 2004 and further amends that certain Loan and Security Agreement, dated as of February 28, 2001 (as further amended, revised or amended and restated from time to time, the "Loan Agreement"), by and between Now Solutions, LLC, a Delaware limited liability company ("Borrower") and Coast Business Credit, a division of Southern Pacific Bank, a California corporation ("Coast"). All initially capitalized terms used in this Amendment No. 5 shall have the meanings ascribed thereto in the Loan Agreement unless specifically defined herein.

      WHEREAS, WAMCO 31, LTD., a Texas limited partnership ("WAMCO 31"), purchased from Coast in May of 2003, all of its rights and obligations under the Loan Agreement, the Secured Term Promissory Note (the "Note") and related Loan Documents;

      WHEREAS, in January of 2004, WAMCO 31 transferred all of its rights and obligations under the Loan Agreement, the Note and related Loan Documents to WAMCO 32, LTD, a Texas limited partnership ("WAMCO 32");

      WHEREAS, on March 15, 2004, Borrower filed a Certificate of Conversion and an Agreement and Plan of Conversion with the Delaware Secretary of State, converting Borrower from NOW Solutions, LLC, into NOW Solutions, Inc., a corporation organized under the laws of the State of Delaware;

      WHEREAS, Borrower has requested, among other things, that the Loan Agreement and Note be amended to facilitate Borrower's buyout of a minority party's ownership interest in the Borrower; and

      WHEREAS, Borrower and WAMCO 32 now wish to amend the Loan Agreement pursuant to the terms and provisions set forth in this Amendment No. 5;

      ACCORDINGLY, for adequate and sufficient consideration, the parties agree as follows:

1. DEFINITIONS. Unless stated otherwise, (a) each term defined in the Loan Agreement has the same meaning when used in this Amendment No. 5 and (b) all references to "Sections" and "Schedules" are references to the Loan Agreement's sections and schedules.

2. AMENDMENTS. NOW, THEREFORE, in consideration of these premises and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree, as follows:

            (a) All references in the Loan Agreement and all amendments and modifications thereto, to Coast Business Credit, are hereby deleted in their entirety and replaced with WAMCO 32, LTD.

            (b) All references in the Loan Agreement and all amendments and modifications thereto, to NOW Solutions, LLC, are hereby deleted and replaced with NOW Solutions, Inc.

            (c) Section 1 of the Loan Agreement is hereby amended by deleting the definition of "Code" contained therein and inserting the following definition as follows:

                  "Code" means the Uniform Commercial Code as adopted and in effect in the State of Texas from time to time.

            (d) Section 1 of the Loan Agreement is hereby amended by adding the following definitions, in alphabetical order as appropriate:

                  "Revenue" means the total dollar payment for goods and services that are credited to an income statement during a fiscal year.

                  "VCS" means Vertical Computer Systems, Inc., the sole shareholder of Borrower.

            (e) Section 9.1 of the Schedule to the Loan Agreement shall be amended as follows:

            "Maturity Date" shall mean April 28, 2006, at which time all unpaid principal and interest will be due and payable, subject to the early termination provisions of Section 9.2 of the Loan Agreement.

            (f) Section 3.1 of the Schedule to the Loan Agreement shall be amended and restated as follows:

            "Interest Rate" as of June 30, 2004, is a rate equal nine percent (9%) per annum, calculated on the basis of a 360-day year for the actual number of days elapsed.

            (g) Section 3.2 of the Schedule to the Loan Agreement shall be amended and restated as follows:

                  "Loan Fee" a loan modification fee in the amount of $25,583.65 has been capitalized into the outstanding principal amount of the Loan, and constitutes a portion of the outstanding principal balance of the Note.

            (h) Section 5.13 of the Schedule to the Loan Agreement shall be amended to add the following documents and Agreements as Loan Documents:

                           1. Amended and Restated Term Loan Promissory Note ($1,304,766.25) 2. Revenue Interest Agreement by and between Borrower and WAMCO
                                  32
                           3. Subordination Agreement by and between WAMCO 32 and Robert Farias 4. Warrant and Registration Rights Agreements by and between WAMCO 32 and VCS

            (i) Section 11.15 is hereby deleted in its entirely and replaced as follows:

            Governing Law: Jurisdiction; Venue. This Loan Agreement has been prepared, is being executed and delivered, and is intended to be performed in the State of Texas and the substantive laws of such state and the applicable federal laws of the United States of America shall govern the validity, construction, enforcement, and interpretation of this Loan Agreement and all of the other Loan Documents. Any suit, action, or proceeding against Borrower with respect to this Loan Agreement, the Note, or other Loan Documents, or any judgment entered by any court in respect thereof, may be brought in the courts of the State of Texas, County of Dallas, or in the United States courts located in the State of Texas as Lender in its sole discretion may elect and Borrower hereby irrevocably submits to the nonexclusive jurisdiction of such courts for the purpose of any such suit, action, or proceeding. Borrower hereby irrevocably consents to the service of process in any suit, action, or proceeding in said court by the mailing thereof by Lender, via overnight delivery service, to Assignor's address shown opposite its name on the signature pages hereof, and to Derek Wolman, at Wolman, Babitt & King, L.L.P., 521 Fifth Avenue, New York, NY 10175. Nothing herein or in any of the other Loan Documents shall affect the right of WAMCO 32 to serve process in any other manner permitted by law or shall limit the right of WAMCO 32 to bring any action or proceeding against Borrower or with respect to any of its property in courts in other jurisdiction. Borrower hereby irrevocably waives any objections which it may now or hereafter have to the laying of venue of any suit, action, or proceeding arising out of or relating to this Loan Agreement, the Note, or any other Loan Documents brought in the courts located in the State of Texas, County of Dallas, and hereby further irrevocably waives any claim that any such suit, action, or proceeding brought in any such court has been brought in any inconvenient forum. Any action or proceeding by Borrower against WAMCO 32 shall be brought only in a court located in Dallas County, Texas.

                  (j) A new Section 11.17 shall be added as follows:

                           Maximum Interest Rate. Regardless of any provision
                  contained in any of the Loan Documents, WAMCO 32 shall never be entitled to receive, collect, or apply as interest (whether termed interest herein or deemed to be interest by operation of law or judicial determination) on the Note any amount in excess of interest calculated at the Maximum Rate, and, in the event that any WAMCO 32 ever receives, collects, or applies as interest any such excess, then the amount which would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such; and, if the principal amount of the Obligation is paid in full, then any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds interest calculated at the Maximum Rate, Borrower and WAMCO 32 shall, to the maximum extent permitted under applicable law: (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest; (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate, and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Note; provided that, if the Note is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds interest calculated at the Maximum Rate, then WAMCO 32 shall refund to Borrower the amount of such excess or credit the amount of such excess against the principal amount of the Note and, in such event, WAMCO 32 shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving, or receiving interest in excess of interest calculated at the Maximum Rate.

      3. CONDITIONS PRECEDENT. The effectiveness of this Amendment No. 5 is expressly conditioned upon the receipt by WAMCO 32 of duly executed copies of
(i) this Amendment No. 5, (ii) the Amended and Restated Secured Term Promissory Note, (iii) the Revenue Participation Agreement, (iv) the Subordination Agreement, (v) the Warrant and Registration Rights Agreement, (vi) certified articles of incorporation, by-laws and good standing certificates of Borrower and VCS (vii) resolutions and secretary's certificates from Borrower and VCS,
(viii) legal opinion from counsel to Borrower and VCS, (ix) payment of all fees and other amounts due and payable by Borrower on or prior to the date hereof, including the reasonable fees of and disbursements of counsel to WAMCO 32; and
(x) all other documents required by WAMCO 32, and acceptable in form and substance in their sole and absolute discretion.

      4. RATIFICATIONS. As a material inducement to WAMCO 32 to execute and deliver this Amendment No. 5, Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment No. 5, (b) ratifies and confirms that all guaranties, assurances, and security interests granted, conveyed, or assigned to WAMCO 32 under the Loan Documents, as they may have been renewed, extended, and amended, are not released, reduced, or otherwise adversely affected by this Amendment No. 5 and continue to guarantee, assure, and secure full payment and performance of the present and future Obligations, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as WAMCO 32 may request in order to create, perfect, preserve, and protect those guaranties, assurances, and security interests.

      5. REPRESENTATIONS. Borrower represents and warrants to WAMCO 32 that as of the date of this Amendment No. 5 (a) all representations and warranties applicable to such party, as amended hereby, in the Loan Documents are true and correct in all material respects except to the extent that any of them speak to a different specific date, (b) no Material Adverse Effect or Event of Default (or circumstance that, with notice, time lapse, or both, would become an Event of Default) exists, (c) this Amendment No. 5, and the Loan Documents, are within Borrower's powers, have been duly and validly authorized, are enforceable in accordance with their terms; and (d) do not violate or conflict with any of organizational documents of Borrower, or any law or any material agreement or instrument which is binding upon Borrower or its property.

      6. CONFLICTING TERMS. In the event of a conflict between the terms and provisions of this Amendment No. 5; and the terms and provisions of the Loan Agreement, the terms of this Amendment No. 5 shall govern. In all other respects, the Loan Agreement, as amended and supplemented hereby, shall remain in full force and effect.

      7. MISCELLANEOUS. This Amendment No. 5, when signed by WAMCO 32 and Borrower, as provided herein below (a) shall be deemed effective prospectively as of the date hereof, (b) contains the entire agreement among the parties and may not be amended or modified except in writing signed by all parties, (c) shall be governed and construed according to the laws of the State of Texas, (d) may be executed in any number of counterparts, each of which shall be valid as an original and all of which shall be one and the same agreement, and (e) shall constitute a Loan Document. A telecopy or other electronic transmission of any executed counterpart shall be deemed valid as an original. This Amendment No. 5 binds and inures to each of the undersigned and their respective successors and permitted assigns.

      8. OTHER AGREEMENTS. THIS AMENDMENT NO. 5, THE AMENDED AND RESTATED NOTE, THE REVENUE PARTICIPATION AGREEMENT, THE SUBORDINATION AGREEMENT, THE WARRANT AND REGISTRATION RIGHTS AGREEMENT, AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE

CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. THE PROVISIONS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH BORROWER IS A PARTY MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTIES HERETO.

      9. WAMCO 32 AND BORROWER HEREBY EACH WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO:
(i) THIS AMENDMENT NO. 5; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN WAMCO 32 AND BORROWER; OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF WAMCO 32 OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH WAMCO 32 OR BORROWER

      10. PERMITTED PARTIES. This Amendment No. 5 binds and inures to Borrower, WAMCO 32, and their respective successors and assigns.


         [Remainder of page intentionally blank; signature page follows]

         EXECUTED as of the date first stated above.

NOW SOLUTIONS, INC.,                             WAMCO 32, LTD.,
a Delaware Corporation                           a Texas limited partnership
                                                 By: WAMCO 32 of Texas, Inc.,
                                                 its General Partner


By:                                              By:
   --------------------------------                 ----------------------------
   Richard Wade                                     Jeff Lawler
   Chairman                                         Senior Vice President